Midas Magic, Inc.
                   Supplement to Prospectus Dated May 1, 2000
                                  April 3, 2001


     Shareholders of Midas Magic, Inc. should read the following important information.

     As noted previously, the Board of Directors of Midas Magic, Inc. has determined to redeem all outstanding shares of the Fund as of April 30, 2001. The Fund may be making a distribution prior to closing. Effectively immediately, the Fund has stopped accepting purchases, including those made through the Midas Automatic Investment Program and the redemption fee imposed on all redemptions made within 30 days of purchase is waived.

     This supplement and the prospectus dated May 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-800-400-MIDAS (6432).